SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                      31-Dec-01

MORGAN STANLEY DEAN WITTER CAPITAL I INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF DECEMBER 27, 2001, PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-NC4)

Morgan Stanley Dean Witter Capital I Inc.
(Exact name of registrant as specified in its charter)

Delaware                                     333-59060
(State or Other                              (Commission
Jurisdiction of                              File Number)
Incorporation)

13-3291626
(I.R.S. Employer
Identification
Number)

1585 Broadway
New York, NY                                             10036
(Address of Principal                              (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 761-4000

Item 5.  Other Events


On December 27, 2001, The entity, Morgan Stanley Dean Witter
Capital I Inc., Mortgage Pass-Through Certificates, Series
2001-NC4, was created pursuant to the Pooling and Servicing
Agreement, dated as of December 27, 2001.


A.            Monthly Report Information:
              None

B.            Have any deficiencies occurred?   NO.
                                Date:
                                Amount:

C.            Item 1: Legal Proceedings:     NONE

D.            Item 2: Changes in Securities: NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.            Item 5: Other Information - Form 10-Q, Part II -
              Items 1,2,4,5 if applicable:  NOT APPLICABLE






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              MORGAN STANLEY DEAN WITTER
              CAPITAL I INC.

              By: /s/ Eve Kaplan
              Name:  Eve Kaplan
              Title: Vice President
              U.S. Bank National Association

Dated:                  12/31/01